Exhibit 99.2

Mirati Therapeutics Announces Departure of Chief Executive Officer David Meek

Charles M. Baum, M.D., Ph.D. assumes role of interim CEO

SAN DIEGO, Calif., August 8, 2023 /PRNewswire/ — Mirati Therapeutics, Inc.® (NASDAQ: MRTX), a commercial stage biotechnology company today announced that David Meek and the Company mutually agreed for Mr. Meek to step down from his role as CEO and as a member of the Board of Directors. His responsibilities have been assumed by former CEO, president, and founder Charles M. Baum, M.D., Ph.D., acting as interim CEO, while the company conducts a search for a permanent CEO. Mr. Meek will remain as a consultant to the Company through October 15, 2023.

“David has made a significant impact during his tenure at Mirati, most notably guiding the company through the successful launch of KRAZATI®, the rapid advancement of our robust and innovative pipeline and the expansion of the Mirati team,” said Faheem Hasnain, chairman of the board of directors, Mirati Therapeutics, Inc. “We are grateful for his contributions to the company.”

“I am proud of the accomplishments Mirati has achieved with the successful launch of KRAZATI and advancing an innovative pipeline,” said David Meek. “I had the pleasure of working with an accomplished team, and together we have helped to improve the lives of many people which is and will continue to be a purpose and passion going forward.”

“We extend our sincere gratitude to David for helping to advance Mirati as a leading biotech, delivering targeted therapies to people living with cancer,” said Charles M. Baum, M.D., Ph.D., interim CEO, founder, and president, Mirati Therapeutics, Inc. “We look optimistically to the future and the ability of our robust pipeline of potentially best-in-class or first-in-class targeted oncology programs to offer the promise of a life beyond cancer for patients and their loved ones.”

About Mirati Therapeutics, Inc.

Mirati Therapeutics, Inc. is a commercial stage biotechnology company whose mission is to discover, design and deliver breakthrough therapies to transform the lives of patients with cancer and their loved ones. The company is relentlessly focused on bringing forward therapies that address areas of high unmet need, including lung cancer, and advancing a pipeline of novel therapeutics targeting the genetic and immunological drivers of cancer. Unified for patients, Mirati’s vision is to unlock the science behind the promise of a life beyond cancer.

For more information about Mirati, visit us at Mirati.com or follow us on Twitter, LinkedIn and Facebook.

Forward Looking Statements

This press release includes forward-looking statements regarding Mirati’s business, financial guidance and the therapeutic and commercial potential of KRAZATI® (adagrasib), MRTX1719 (MTA-cooperative PRMT5 inhibitor), MRTX0902 (SOS1 inhibitor), and MRTX1133 (selective KRASG12D inhibitor), Mirati’s technologies and Mirati’s other products in development. Any statement describing Mirati’s goals, expectations, intentions or beliefs, financial or other projections, is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to certain risks and uncertainties, including those related to the impact COVID-19 could have on our business, and including those inherent in the process of discovering, developing and commercializing medicines that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such medicines.

Mirati’s forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Mirati’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Mirati. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Mirati’s programs are described in additional detail in Mirati’s annual report on Form 10-K, and most recent Form 10-Q, which are on file with the Securities and Exchange Commission and available at the SEC’s Internet site (https://www.sec.gov/). These forward-looking statements are made as of the date of this press release, and Mirati assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Mirati Contacts

Investor Relations: ir@mirati.com

Media Relations: media@mirati.com